SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-STANDARD MOTOR PRDCT

                    GAMCO INVESTORS, INC.
                                 9/07/00            1,000-            9.5625
                                 9/06/00              400-             *DO
                                 9/06/00            1,200-            9.3750
                                 9/05/00            1,000-            9.6250
                                 8/31/00            5,000-            9.8325
                                 8/30/00            2,000-           10.1250
                                 8/25/00              200-            9.7500
                                 8/24/00              500-            9.6250
                                 8/23/00            1,500-            9.5000
                                 8/21/00            6,500-            9.5100
                                 8/18/00            1,000-            9.7500
                                 8/17/00              400-            9.4375
                                 8/16/00            2,929-            9.4180
                                 8/14/00            2,000-            9.2500
                                 8/14/00              800-            9.4375
                                 8/10/00            3,400-            9.3125
                                 8/09/00            2,600-            9.3558
                                 8/09/00              500-            9.4375
                                 8/08/00            1,500-            9.4375
                                 8/07/00            1,000-            9.5625
                                 8/04/00            3,000-            9.5625
                                 8/03/00            2,500-            9.6125
                                 8/02/00            4,000-            9.5625
                                 8/02/00            1,075-            9.6875
                                 8/02/00            2,000-            9.5625
                                 7/25/00            1,500-            8.8750
                                 7/25/00            2,800-            8.7723
                                 7/24/00            1,500-            8.6250
                                 7/21/00            1,700             8.7500
                                 7/19/00            2,000             8.6250
                                 7/18/00              600             8.5625
                                 7/13/00            2,500-            8.6000
                                 7/12/00            4,500-            8.7917
                                 7/12/00            3,500-            8.7500
                                 7/12/00            4,500             8.7917
                                 7/12/00            2,000             8.9688






                                             SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-STANDARD MOTOR PRDCT

                    GAMCO INVESTORS, INC.
                                 7/11/00            1,000             9.0000
                                 7/07/00            1,500-            8.6250
                                 7/07/00            1,000-            8.5688
          GABELLI FUNDS, LLC.
                         GABELLI CAPITAL ASSET FUND
                                 9/01/00            3,000-            9.4792
                                 8/25/00            2,000-            9.6563
                                 8/10/00            3,000-            9.2708
                                 8/08/00            2,000-            9.4688





















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.




                                               SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- STANDARD MOTOR CV

                    GAMCO INVESTORS, INC.
                                 7/21/00               10            56.0000





























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.